UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):January 28, 2004


                        Capital Senior Living Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                     1-13445               75-2678809
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(State or other jurisdiction      (Commission File        (IRS Employer
     of incorporation)                Number)          Identification No.)

14160 Dallas Parkway, Suite 300, Dallas, Texas                75254
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (972) 770-5600
                                                   ----------------------------


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(Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

     23.1  Independent Auditor's Consent of Lane Gorman Trubitt, L.L.P.
















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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAPITAL SENIOR LIVING CORPORATION


Date: January 28, 2004               By:      /s/ Jerry Lee
                                        ---------------------------------------
                                     Name:  Jerry Lee
                                     Title: Corporate Controller
















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


                                INDEX TO EXHIBITS


Exhibit No.         Exhibit Name
-----------         ------------

23.1                Independent Auditor's Consent of Lane Gorman Trubitt, L.L.P.












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